UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________
FORM 8-K
_____________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 9, 2024 (May 9, 2024)
Date of Report (Date of earliest event reported)
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TYLER TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)
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Delaware	1-10485	75-2303920
(State or other jurisdiction of incorporation organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5101 TENNYSON PARKWAY	PLANO	Texas	75024
(Address of principal executive offices)	(City)	(State)	(Zip code)

(972) 713-3700
(Registrant’s telephone number, including area code)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Title of each class	Trading symbol	Name of each exchange on which registered
COMMON STOCK, $0.01 PAR VALUE	TYL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 9, 2024, Tyler Technologies, Inc. (“Tyler”) held its 2024 annual meeting of stockholders (the “2024 Annual Meeting”). At the 2024 Annual Meeting, as described further in Item 5.07 below, Tyler’s stockholders approved the amendment and restatement of the Tyler Technologies, Inc. 2018 Stock Incentive Plan (the “Amended and Restated 2018 Plan”), which had previously been approved by the Board of Directors of Tyler, subject to stockholder approval.
The primary change to the Amended and Restated 2018 Plan is to increase the number of shares of common stock available for delivery pursuant to share-based compensation awards granted under the plan by 4.60 million shares.
A more complete description of the terms of the Amended and Restated 2018 Plan can be found in “Proposal Four Approval of the Amended and Restated Tyler Technologies, Inc. 2018 Stock Incentive Plan” on pages 22-30 of Tyler’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on March 29, 2024 (the “Proxy Statement”), which description is incorporated by reference herein. The description of the Amended and Restated 2018 Plan is qualified in its entirety by reference to the full text of the Amended and Restated 2018 Plan, a copy of which is filed as Exhibit 10.1 hereto.
Item 5.07    Submission of Matters to a Vote of Security Holders.
On May 9, 2024, Tyler Technologies, Inc. held its annual meeting of stockholders. The results of the matters voted on at the meeting were as follows:
With respect to the election of directors, shares were voted as follows:

Nominee	Votes For	Votes Withheld	Broker Non-votes
Glenn A. Carter	30,432,928	6,530,492	2,645,985
Margot L. Carter	36,928,983	34,437	2,645,985
Brenda A. Cline	35,499,585	1,463,835	2,645,985
Ronnie D. Hawkins, Jr.	36,747,942	215,478	2,645,985
John S. Marr, Jr.	35,804,801	1,158,619	2,645,985
H. Lynn Moore, Jr.	36,290,162	673,258	2,645,985
Daniel M. Pope	36,485,719	477,701	2,645,985
Andrew D. Teed	32,343,901	4,619,519	2,645,985
With respect to the approval of an advisory resolution on our executive compensation, shares were voted as follows:

Votes For	Votes Against	Abstentions	Broker Non-votes
35,591,935	1,342,424	29,061	2,645,985
With respect to the ratification of Ernst & Young LLP as our independent auditors for fiscal year 2024, shares were voted as follows:

Votes For	Votes Against	Abstentions
36,823,599	2,770,908	14,898
With respect to the approval of the amended and restated Tyler Technologies, Inc. 2018 Stock Incentive Plan, shares were voted as follows:

Votes For	Votes Against	Abstentions	Broker Non-votes
36,226,190	706,807	30,423	2,645,985

With respect to the shareholder proposal regarding a simple majority vote, shares were voted as follows:

Votes For	Votes Against	Abstentions	Broker Non-votes
34,292,449	2,651,031	19,940	2,645,985
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
Exhibit 10.1	Tyler Technologies, Inc. Amended and Restated 2018 Stock Incentive Plan
Exhibit 104	Cover Page Interactive Data File (embedded in the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYLER TECHNOLOGIES, INC.

/s/ Brian K. Miller
May 9, 2024	By:	Brian K. Miller Executive Vice President and Chief Financial Officer (principal financial officer)